EX-99

                        Press Release dated July 11, 2003
                 BESTNET COMMUNICATIONS ANNOUNCES RECORD FISCAL
                            3RD QUARTER 2003 RESULTS.

GRAND RAPIDS, Mich.--(PR Newswire)-- July 11, 2003--BestNet Communications Corporation (OTCBB: BESC - News), a provider of proprietary global communication solutions, today announces its results for the third quarter of fiscal 2003.

As stated in a previous press release, revenues for the quarter totaled over $387,000 USD setting a new record and up 31% over the same period of fiscal 2002. Gross margins more than doubled based on the same period comparison and are continuing to improve. EBITDA, which represents virtually all of the cash used in current operations on a monthly basis is down over 62% based on fiscal 2003 and 2002 third quarter comparison.

Robert A. Blanchard, President and CEO of BestNet Communications Corporation commented, "The third quarter of 2003 was one of continuous improvement and growth for us. I am particularly pleased with our continuing record setting revenue growth and strategic deployment of cash resources. The fact that revenue is up 31% while cash used is down over 60% in comparable periods indicates we are making good choices with our marketing and sales initiates. This is further reinforced by the increase we have seen in both corporate and active accounts this fiscal year to date. Thus far we have added over 350 new corporate accounts along with 4,000 new individual accounts. I encourage our investors to listen to our audio update which can be found at http://www.bestnetcom.com/investor.htm and review our 3rd quarter 10 Q which will be filed next week for more detailed information on the progress we are making."

BestNet also announces today that it will hold a meeting of its shareholders on Wednesday September 17th, 2003 at a location and time to be announced to provide a comprehensive update and conduct business important to all shareholders. Details on the meeting will follow.

About BestNet Communications Corp:

BestNet Communications is a global communication solutions provider of international long distance, conference calling and ClicktoPhone communication services. BestNet's services are accessed via the internet and delivered using standard phone lines. This results in a cost effective, high quality service for both businesses and consumers.

Under the brand name Bestnetcall(TM) (www.bestnetcall.com) patented services offer clients premium quality calls and conference calling worldwide, at significantly lower rates. Calls and conference calls can also be launched via a desktop application or handheld devices including Palm(TM), Pocket PC(R) and Blackberry(TM) and used with any standard or wireless phone. In addition the company's new ClicktoPhone(TM) service (www.ClicktoPhone.com) enables clients to add secure and anonymous voice communication connectivity anywhere in the world to web sites, web banners, pictures, electronic documents, and customized e-mail calling buttons. BestNet's communication solutions are now powered by our new GlobalPlex technology.

                  BESTNET COMMUNICATIONS CORP. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                FOR THE THREE MONTHS ENDED MAY 31, 2003 AND 2002

                                                                  2003              2002
                                                               -----------       -----------
                                                               (UNAUDITED)       (UNAUDITED)
Revenues:                                                      $   387,769       $   296,641
                                                               -----------       -----------
Expenses:
   Cost of revenues (exclusive of depreciation and
     amortization shown separately below)                          346,181           279,778
   General and administrative expenses                             371,855           546,660
   Depreciation and amortization                                   556,562           572,278
                                                               -----------       -----------
          Total expenses                                         1,274,598         1,398,716
                                                               -----------       -----------

          Loss from operations                                    (886,829)       (1,102,075)
                                                               -----------       -----------
Other income (expense):
   Interest income                                                   1,876               890
   Interest and finance charges                                   (308,724)         (205,296)
   Preferred stock conversion penalty                                   --            (3,749)
   Foreign asset tax expense                                            --               (50)
   Loss on sale of assets                                               --              (257)
   Other (expense) income                                           (2,073)              600
                                                               ------------      -----------

          Total other expense                                     (308,921)         (207,862)
                                                               -----------       ------------

          Loss from continuing operations                       (1,195,750)       (1,309,937)

Discontinued Operations
   Operating income  from discontinued operations                       --               323
   Loss on sale of discontinued operations                              --              (332)
                                                               -----------       ------------

          Loss from discontinued operations                             --                (9)
                                                               -----------       ------------

          Loss from operations                                  (1,195,750)       (1,309,946)
                                                               -----------       -----------

Preferred stock dividends                                          265,006             1,540
                                                               -----------       -----------

Loss available to common shareholders                          $(1,460,756)      $(1,311,486)
                                                               ===========       ===========
Loss per common share, basic and diluted
          Continuing operations                                $      (.06)      $      (.08)
          Discontinued operations                                       --              (.00)
                                                               -----------       ------------

                                                               $      (.06)      $      (.08)
                                                               ===========       ===========
Weighted average number of shares outstanding,
   basic and diluted                                            26,103,580        16,289,189
                                                               ===========       ===========

      See accompanying notes to condensed consolidated financial statements

                  BESTNET COMMUNICATIONS CORP. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                        MAY 31,         AUGUST 31,
ASSETS                                                                   2003              2002
                                                                     ------------      ------------
                                                                       (UNAUDITED)
Current Assets:
   Cash and cash equivalents                                         $    607,424      $    351,784
   Certificate of deposit                                                      --            22,773
   Accounts receivable, less allowance of
      $387 and $7,826                                                      63,875            72,844
   Prepaid expenses and other current assets                               53,213            71,801
                                                                     ------------      ------------
      Total current assets                                                724,512           519,202

Property and equipment, net of accumulated
   depreciation of $2,969,931 and $2,335,732                            1,081,041         1,625,348
License fee, net of accumulated amortization
   of $4,966,841, and $3,930,258                                        4,707,927         5,744,510
Note receivable from Softalk                                            1,569,608         1,508,043
Deposits and other assets                                                 100,237           103,297
                                                                     ------------      ------------

          Total assets                                               $  8,183,325         9,500,400
                                                                     ============      ============

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES

Current Liabilities:
   Accounts payable and accrued expenses                             $    821,152      $    700,270
   Notes payable, net of discount of $209,097 and $96,875                 455,903           203,125
   Deferred interest income                                               190,888           129,323
   Deferred revenue                                                        12,627            13,407
                                                                     ------------      ------------
      Total current liabilities                                         1,480,570         1,046,125

Long-Term Liabilities:
   Capital Lease                                                           14,343                --
                                                                     ------------      ------------
      Total long-term liabilities                                          14,343                --
                                                                     ------------      ------------

          Total liabilities                                             1,494,913         1,046,125

Series A Preferred Stock and Warrants                                     420,216                --

STOCKHOLDERS EQUITY

Common stock, par value $.001 per share; 50,000,000 shares
  authorized; 29,948,104 and 16,530,005 shares issued and
  outstanding                                                              29,948            16,530
Additional paid-in capital                                             33,860,988        31,041,961
Accumulated deficit                                                   (27,622,740)      (23,488,980)
Common stock subscribed, underlying common shares of
  0 and 1,866,842                                                              --           884,764
                                                                     ------------      ------------

          Total stockholders' equity                                    6,268,196         8,454,275
                                                                     ------------      ------------

          Total liabilities and stockholders' equity                 $  8,183,325      $  9,500,400
                                                                     ============      ============

     See accompanying notes to condensed consolidated financial statements.

Contact BestNet at: investors@bestnetcom.com

THIS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, WHICH ARE INTENDED TO BE COVERED BY THE "SAFE HARBOR" CREATED THEREBY. THESE STATEMENTS INCLUDE THE PLANS AND OBJECTIVES OF MANAGEMENT FOR FUTURE OPERATIONS. THE FORWARD-LOOKING STATEMENTS HEREIN ARE BASED ON CURRENT EXPECTATIONS THAT INVOLVE JUDGMENTS WITH RESPECT TO, AMONG OTHER THINGS, FUTURE ECONOMIC, COMPETITIVE AND MARKET CONDITIONS AND FUTURE BUSINESS DECISIONS, ALL OF WHICH ARE DIFFICULT OR IMPOSSIBLE TO PREDICT ACCURATELY AND MANY OF WHICH ARE BEYOND CONTROL OF THE COMPANY. ALTHOUGH THE COMPANY BELIEVES THAT THE ASSUMPTIONS UNDERLYING THE FORWARD-LOOKING STATEMENTS ARE REASONABLE, ANY ONE OF THE ASSUMPTIONS COULD BE INACCURATE AND, THEREFORE, CAN BE NO ASSURANCE THAT THE FORWARD-LOOKING STATEMENTS INCLUDED IN THIS RELEASE WILL PROVE TO BE ACCURATE.